EXHIBIT 10.1

                 NATIONAL PENN BANCSHARES, INC. AND SUBSIDIARIES
              NON-EMPLOYEE DIRECTORS - CASH DIRECTORS' FEES - 2005


Retainers
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Chair   -   Audit                                                     $15,000
Chair   -   Compensation                                               12,500
Chair   -   Nomin/Corp Gov                                             12,500
Chair   -   Executive (if other than Management                        10,000
                    Director)

All other non-management directors                                     10,000

NPBC Audit Committee Fees
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a.  Per Meeting Attended (including Chair)                                750
b.  Phone Meeting                                                         375
c.  Chairperson phone meeting w/accountants                               250

NPBC Compensation Committee Fees
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a.  Per Meeting Attended (including Chair)                                500
b.  Phone Meeting                                                         250
c.  Chairperson meeting w/consultant                                      n/a

NPBC Nomin/Corp Gov Committee Fees
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a.  Per Meeting Attended (including Chair)                                500
b.  Phone Meeting                                                         250
c.  Per Meeting Attended (including Chair)                                n/a

National Penn Bank
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a.  Board of Directors                                                  3,000
b.  Loan Committee                                                        350

Subsidiary Board Fees
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a.  Wealth Management                                                     500
            Chairman                                                      750
      Retainer for all non NPBC Board Members                           1,000
b.  Nat'l Penn Mortgage                                                   500
             Chairman                                                     750
      Retainer for all non NPBC Board Members                           1,000
c.  Nat'l Penn Leasing                                                    500
      Retainer for all non NPBC Board Members                           1,000

Advisory Board Per Meeting Fees                                            250
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(not governed by acquisition agreements)